Exhibit 99.3

On November 10, 2026, Integral Technologies, Inc. “Company”, a Nevada corporation and Apex North LLC “Apex North” a Utah limited liability company closed on the previously disclosed Agreement and Plan of Merger and Reorganization (the “Merger Agreement”). In accordance with the Merger Agreement Apex North merged with and into the Company , with Apex North remaining as the surviving entity after the Merger and becoming a wholly owned subsidiary of the Company. In the Merger, the shares of preferred tock, no par value per share, of the Company outstanding immediately prior to the Effective Time, represent 80% of the Company’s fully diluted common stock on a fully diluted basis

The unaudited pro forma consolidated financial information is presented to illustrate the estimated effects of the pending merger between the Company and Apex North based on the historical financial position and results of operations of the Company and Apex North. It is presented as follows:

The unaudited pro forma consolidated balance sheet as of June 30, 2026 was prepared based on (i) the historical unaudited balance sheet of the Company as of June 30, 2026 and (ii) the historical audited balance sheet of Apex North as of May 31, 2026.

The unaudited pro forma statement of operations for year ended June 30, 2026 was prepared based on (i) the historical audited statement of operations of the Company for the year ended June 30, 2026 and (ii) the historical unaudited consolidated statement of operations of Apex North or the period from March 9, 2026 (Inception) to May 31, 2026.

The unaudited pro forma combined condensed financial statements were prepared using the acquisition method of accounting as outlined in Financial Accounting Standards Board Accounting Standards Codification ("ASC") 805, Business Combinations, with Apex North considered the acquiring company. Based on the acquisition method of accounting, the consideration transferred by Apex North is based on number or equity interests (e.g., shares) Apex North issued to give the shareholders of the Company the same percentage of equity interest in the combined entity that resulted from the reverse merger. Consolidated statements immediately following the reverse merger are a continuation of the financial statements of Apex North ("accounting acquirer") retroactively adjusted to reflect the Company’s ("accounting acquiror") legal capital.

The acquisition of a private operating company by a nonoperating public shell corporation typically results in the owners and management of the private company having actual or effective voting and operating control of the combined company. A public shell reverse acquisition is viewed as a capital transaction in substance, rather than a business combination. As a result, it should be accounted for as a reverse recapitalization equivalent to the issuance of stock by the private company for the net monetary assets of the shell corporation accompanied by a recapitalization. This accounting treatment is similar to that resulting from a reverse acquisition, except that no goodwill or other intangible assets should be recorded.

Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma consolidated financial information. The unaudited pro forma consolidated balance sheet data gives effect to the merger as if it had occurred on September 30, 2026 for Apex North .The unaudited pro forma consolidated statements of operations data for the year ended June 30, 2026 gives effect to the merger as if it had occurred on March 9, 2026 (Inception) for Apex North..

The unaudited pro forma consolidated financial information has been presented for informational purposes only and is not necessarily indicative of what the combined company’s financial position or results of operations actually would have been had the merger been completed as of the dates indicated. In addition, the unaudited pro forma consolidated financial information does not purport to project the future financial position or operating results of the combined company. The historical consolidated financial information has been adjusted in the accompanying unaudited pro forma consolidated financial information to give effect to unaudited pro forma events that are directly attributable to the merger, factually supportable and, with respect to the unaudited pro forma consolidated statement of operations, expected to have a continuing impact on the results of operations of the combined company. The accompanying unaudited pro forma consolidated statement of operations does not include any pro forma adjustments to reflect certain expected financial benefits of the merger, such as tax savings, cost synergies or revenue synergies, or the anticipated costs to achieve those benefits, including the cost of integration activities, or restructuring actions which may be achievable or the impact of any non-recurring activity and one-time transaction related costs.

The unaudited pro forma consolidated financial information has been compiled in a manner consistent with the accounting policies adopted by Apex North. Upon completion of the merger, the combined company will perform a detailed review of the Company’s accounting policies and will conform the combined company policies. The combined company may identify additional differences between the accounting policies of the two companies that, when conformed, could have a material impact on the consolidated financial statements of the combined company. Transactions between Apex Northand the Company during the periods presented in the unaudited pro forma consolidated financial information have been eliminate.

Description of transaction:

Pursuant to the MIPA, the Company acquired an aggregate 80% membership interest, or the Acquired Interests, in Apex North, consisting of (i) a 40% membership interest from DML and (ii) a 40% membership interest from Nedeel. Apex North owns 100% of the unpatented lode mining claims comprising the Apex North Critical Minerals Project located in Washington County, Utah, consisting of approximately 394 recorded unpatented lode claims covering approximately 1,672 hectares (4,131 acres) on land administered by the Bureau of Land Management (“BLM”) (the “Project”).

The aggregate consideration payable by the Company for the Acquired Interests consists of issuance to Sellers of an aggregate of 390,714 shares of the Company’s Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), allocated 195,357 shares to DML and 195,357 shares to Nedeel (the “Closing Shares”). The Closing Shares have an aggregate Stated Value of $27,349,980 and are convertible, at the initial Conversion Price of $0.07 per share, into an aggregate of 390,714,000 shares of common stock, subject to the Beneficial Ownership Limitation described below.

On November 10, 2026, in connection with the closing of the Membership Interest Purchase Agreement, the Company entered into Promissory Note Acceptance Agreements (the “Services Note Acceptance Agreements”) with Doug Bathauer, the Company’s former Chief Executive Officer and a current director, and James Eagan, the Company’s former director. Under each agreement, the Company issued a promissory note in exchange for accrued and unpaid compensation for services previously rendered to the Company. Mr. Bathauer was owed approximately $709,000 of accrued compensation and received a note in the principal amount of $300,000. Mr. Eagan was owed approximately $709,000 of accrued compensation and received a note in the principal amount of $300,000. Each note was accepted as a negotiated compromise, in full satisfaction and discharge of the compensation owed.

On November 10, 2026, in connection with the closing of the Membership Interest Purchase Agreement, the Company also entered into a Promissory Note Acceptance Agreement with Ascentaur LLC (the “Consultant”) to settle $650,000 in consulting fees the Company owed the Consultant (the “Fees Owed”). In full satisfaction of the Fees Owed, the Company agreed to pay the Consultant $250,000 in cash and issue it a $400,000 promissory note. Neither agreement takes effect until the cash payment is paid in full. The Note bears interest at 8% per year, payable quarterly in arrears, and matures 18 months after issuance. The Company may prepay it at any time without penalty on five business days’ notice. During an event of default, the interest rate rises to the lesser of 13% and the maximum rate permitted by law, and the Consultant may accelerate the note. Events of default include payment defaults, uncured material breaches and bankruptcy events. The parties also exchanged mutual general releases relating to the consulting relationship and the Fees Owed, with customary exceptions.

The aggregate consideration payable by the Company for the Acquired Interests consists of issuance to Sellers of an aggregate of 390,714 shares of the Company’s Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), allocated 195,357 shares to DML and 195,357 shares to Nedeel (the “Closing Shares”). The Closing Shares have an aggregate Stated Value of $27,349,980 and are convertible, at the initial Conversion Price of $0.07 per share, into an aggregate of 390,714,000 shares of common stock, subject to the Beneficial Ownership Limitation described below.

On November 10, 2026, the Company entered into an Exchange Agreement (the “Exchange Agreement”) with SBI Investments LLC, 2014-1 (“SBI”), C/M Capital Master Fund, LP (“CM”) and WVP Emerging Manager Onshore Fund, LLC – C/M Capital Series (“WVP” and, together with SBI and CM, the “Noteholders”).

The Prior Notes bore interest at rates of 4% to 8% per annum. As of June 30, 2026, the Prior Notes had an aggregate outstanding balance of $4,391,074, consisting of $3,642,500 of principal and $748,574 of accrued interest. That balance breaks down as follows:

SBI: $3,967,720, consisting of $3,222,500 of principal and $745,220 of accrued interest.

CM: $347,943, consisting of $345,000 of principal and $2,943 of accrued interest.

WVP: $75,411, consisting of $75,000 of principal and $411 of accrued interest.

Several of the Prior Notes held by SBI had passed their original maturity dates. In exchange for the Prior Notes, the Company issued the following shares of Series D Preferred Stock:

SBI: 56,682 shares

CM: 4,971 shares

WVP: 1,077 shares

The balance exchanged by CM also includes the stated value of two shares of the Company’s Series B Preferred Stock held by CM, which were exchanged in the same transaction.

Transaction Accounting Adjustment – A

Reflects on November 10, 2026 the cancellation of e Company’s Series B Preferred Stock held by CM Funds.

Transaction Accounting Adjustment – B

Reflects the On November 10, 2026, the Company entered into an Exchange Agreement (the “Exchange Agreement”) with SBI Investments LLC, 2014-1 (“SBI”), C/M Capital Master Fund, LP (“CM”) and WVP Emerging Manager Onshore Fund, LLC – C/M Capital Series (“WVP” and, together with SBI and CM, the “Noteholders”).

The Prior Notes bore interest at rates of 4% to 8% per annum. As of June 30, 2026, the Prior Notes had an aggregate outstanding balance of $4,391,074, consisting of $3,642,500 of principal and $748,574 of accrued interest. That balance breaks down as follows:

SBI: $3,967,720, consisting of $3,222,500 of principal and $745,220 of accrued interest.

CM: $347,943, consisting of $345,000 of principal and $2,943 of accrued interest.

WVP: $75,411, consisting of $75,000 of principal and $411 of accrued interest.

Several of the Prior Notes held by SBI had passed their original maturity dates. In exchange for the Prior Notes, the Company issued the following shares of Series D Preferred Stock:

SBI: 56,682 shares

CM: 4,971 shares

WVP: 1,077 shares

Transaction Accounting Adjustment – C

Reflects On November 10, 2026, in connection with the closing of the Membership Interest Purchase Agreement, the Company entered into Promissory Note Acceptance Agreements (the “Services Note Acceptance Agreements”) with Doug Bathauer, the Company’s former Chief Executive Officer and a current director, and James Eagan, the Company’s former director. Under each agreement, the Company issued a promissory note in exchange for accrued and unpaid compensation for services previously rendered to the Company. Mr. Bathauer was owed approximately $709,000 of accrued compensation and received a note in the principal amount of $300,000. Mr. Eagan was owed approximately $709,000 of accrued compensation and received a note in the principal amount of $300,000. Each note was accepted as a negotiated compromise, in full satisfaction and discharge of the compensation owed.

On November 10, 2026, in connection with the closing of the Membership Interest Purchase Agreement, the Company also entered into a Promissory Note Acceptance Agreement with Ascentaur LLC (the “Consultant”) to settle $650,000 in consulting fees the Company owed the Consultant (the “Fees Owed”). In full satisfaction of the Fees Owed, the Company agreed to pay the Consultant $250,000 in cash and issue it a $400,000 promissory note. Neither agreement takes effect until the cash payment is paid in full. The Note bears interest at 8% per year, payable quarterly in arrears, and matures 18 months after issuance. The Company may prepay it at any time without penalty on five business days’ notice. During an event of default, the interest rate rises to the lesser of 13% and the maximum rate permitted by law, and the Consultant may accelerate the note. Events of default include payment defaults, uncured material breaches and bankruptcy events. The parties also exchanged mutual general releases relating to the consulting relationship and the Fees Owed, with customary exceptions.

Transaction Accounting Adjustment – D

Reflects the aggregate consideration payable by the Company for the Acquired Interests consists of issuance to Sellers of an aggregate of 390,714 shares of the Company’s Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), allocated 195,357 shares to DML and 195,357 shares to Nedeel (the “Closing Shares”). The Closing Shares have an aggregate Stated Value of $27,349,980 and are convertible, at the initial Conversion Price of $0.07 per share, into an aggregate of 390,714,000 shares of common stock, subject to the Beneficial Ownership Limitation described below.

Transaction Accounting Adjustment – E

Reflects the recapitalization of Integral.

	Integral Technologies, Inc.	Apex North LLC		Pro Forma	Unaudited Pro Forma As Adjusted
	June 30, 2026	May 31, 2026		Adjustments	June 30, 2026
ASSETS

Current assets:
Cash	$123,408	$-		$-	$123,408
Note receivable	220,723	-		-	220,723
Total assets	$344,131	$-			$344,131

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities:
Accounts payable and accrued expenses	$1,878,564	$115,201		-	$1,993,765
Related party payable	1,409,084	111,647	(C)	(1,109,000)	411,731
Dividend payable	1,824	-		-	1,824
Notes payable - related party	0	-	(C)	700,000	700,000
Notes payable and accrued interest	5,442,769	-	(B)	(4,391,074)	1,051,695
Mandatorily redeemable preferred stock, at redemption value	5,000	-		-	5,000
Convertible debentures	74,000	-		-	74,000
Total liabilities	8,811,241	226,848			4,238,015

Stockholders’ deficit:
Common stock and paid in capital in excess of $0.001 par value, 2,000,000,000 shares authorized, 30,766,923 issued and outstanding as of June 30, 2026	30,767	-		-	30,767
Addional paid in capital	61,426,807		(A) (B) (C) (E)	(65,186,313)	(3,759,506)
Series B Preferred stock and paid-in capital in excess of $0.001 par value, 20,000,000 shares authorized, 453,444 issued and outstanding as of June 30, 2026	-	-	(A)	-
Series D Preferred stock and paid-in capital in excess of $0.001 par value, 20,000,000 shares authorized, 2 and 2 issued and outstanding as of June 30, 2026			(B) (D)	453	453
					-
Share subscriptions and obligations to issue shares	61,250			-	61,250
		-
Accumulated deficit	(69,985,934)	(226,848)	(E)	69,985,934	(226,848)
Total stockholders’ deficit	(8,467,110)	(226,848)			(3,893,884)

TOTAL LIABILITIES AND STOCKHOLDER'S DEFICIT	$344,131	$-		$-	$344,131

	Integral Technologies, Inc. Year Ended	Apex North LLC For the peiod March 9, 2026 (Inception) to	Pro Forma	Proforma Combined
	June 30, 2026	May 31, 2026	Adjustments	June 30, 2026

Operating expenses:
Exploration expenses	$0	$211848		$211,848
Professional fees	-	15,000		15,000
Selling, general, and administrative expenses	439,212	-	439,212	-
Total operating expenses:	(439,212)	(226,848)		(226,848)
Loss from operations:	(439,212)	(226,848)		(226,848)

Other income (expense):
Interest income	723	-	723	-
Interest expense	(339,608)	-	80,359	(259,249)
Total other income (expense)	(338,885)	-		(259,249)
Income (loss) before income taxes	(778,097)	(226,848)		(486,097)
Provision for income tax	-	-		-
Net income (loss)	$(778,097)	$(226,848)		$(486,097)
Net income (loss) per share – basic and diluted	$(0.03)			$(0.02)
Weighted average number of common shares outstanding	30,766,923			30,766,923